Prospectus Supplement                               204806   6/03
dated June 30, 2003 to:

PUTNAM INTERNATIONAL VOYAGER FUND
Class A prospectus dated December 30, 2002

Effective April 30, 2003, the fund changed its name to Putnam
International Capital Opportunities Fund.

                  -------------------------------

The following replaces the performance information under the caption "Fund Summary - Performance Information" section:


[GRAPHIC OMITTED: chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1996          20.09%
1997          16.48%
1998          27.12%
1999          93.31%
2000         -12.09%
2001         -27.29%
2002         -13.96%

Year-to-date performance through 3/31/03 was -9.80%. During the periods shown in the bar chart, the highest return for a quarter was 50.27% (quarter ending 12/31/99) and the lowest return for a quarter was -24.38% (quarter ending 9/30/01).

Average Annual Total Returns (for periods ending 12/31/02)
-----------------------------------------------------------------------------
                                           Past      Past     Since inception
                                          1 year    5 years      12/28/95
-----------------------------------------------------------------------------
Class A                                  -18.89%     4.95%         8.50%
Citigroup World Ex-U.S. Extended Index
(no deduction for fees, expenses
or taxes)                                 -7.29%    -0.59%        -0.83%
-----------------------------------------------------------------------------

Class A share performance reflects the waiver of sales charges for purchases through eligible retirement plans. The fund's performance through 8/31/97 benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Citigroup World Ex-U.S. Extended Index (formerly known as Salomon Smith Barney World Ex-U.S. Extended Index), an unmanaged index of those companies whose capitalization falls within the bottom quintile of the Citigroup World Index. The fund's performance was previously compared to the Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of international stocks from Europe, Australasia and the Far East. This index was replaced by the Citigroup World Ex-U.S. Extended Index, which is more representative of the types of securities generally held by the fund. The average annual total returns for the Morgan Stanley Capital International (MSCI) EAFE Index for the 1-year, 5-year and since inception periods ending on 12/31/02 were -15.94%, -2.89% and -1.00%, respectively.

                  -------------------------------

The following paragraph is added to the end of "Who manages the fund?":

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

                  -------------------------------

The following paragraph is added to the end of "How do I buy fund shares?":

* Payments to dealers. As disclosed in the SAI, Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealers who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.


Prospectus Supplement                                    204808   6/03
dated June 30, 2003 to:

PUTNAM INTERNATIONAL VOYAGER FUND
Class Y prospectus dated December 30, 2002

Effective April 30, 2003, the fund changed its name to Putnam
International Capital Opportunities Fund.

              -------------------------------

The following replaces the performance information under the caption "Fund Summary - Performance Information" section:


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1996          20.09%
1997          16.48%
1998          27.12%
1999          93.31%
2000         -11.85%
2001         -27.08%
2002         -13.85%

Year-to-date performance through 3/31/03 was -9.72%. During the periods shown in the bar chart, the highest return for a quarter was 50.27% (quarter ending 12/31/99) and the lowest return for a quarter was -24.38% (quarter ending 9/30/01).

Average Annual Total Returns (for periods ending 12/31/02)
-------------------------------------------------------------------------------
                                            Past       Past     Since inception
                                           1 year     5 years      12/28/95
-------------------------------------------------------------------------------
Class Y                                   -13.85%      6.35%         9.53%
Citigroup World Ex-U.S. Extended Index
(no deduction for fees, expenses
or taxes)                                  -7.29%     -0.59%        -0.83%
-------------------------------------------------------------------------------

Performance information shown in the bar chart and table above, for periods prior to the inception of class Y shares on 2/1/00, is derived from the historical performance of the fund's class A shares (not offered by the class Y share prospectus). Performance of class Y shares does not reflect the initial sales charge currently applicable to class A shares or differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares.

The fund's performance through 8/31/97 benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Citigroup World Ex-U.S. Extended Index (formerly known as Salomon Smith Barney World Ex-U.S. Extended Index), an unmanaged index of those companies whose capitalization falls within the bottom quintile of the Citigroup World Index. The fund's performance was previously compared to the Morgan Stanley Capital International
(MSCI) EAFE Index, an unmanaged index of international stocks from Europe, Australasia and the Far East. This index was replaced by the Citigroup World Ex-U.S. Extended Index, which is more representative of the types of securities generally held by the fund. The average annual total returns for the Morgan Stanley Capital International (MSCI) EAFE Index for the 1-year, 5-year and since inception periods ending on 12/31/02 were -15.94%, -2.89% and -1.00%, respectively.

              -------------------------------

The following paragraph is added to the end of "Who manages the fund?":

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

              -------------------------------

The following paragraph is added to the end of "How do I buy fund shares?":

* Payments to dealers. As disclosed in the SAI, Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealers who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.